Exhibit 99.2

DTE Energy Company
Net Income Summary (Preliminary/Unaudited)

	Three Months Ended March 31
	2005				2004
	Reported			Operating	Reported			Operating
(in Millions)	Earnings	Adjustments		Earnings	Earnings	Adjustments		Earnings
Energy Resources
Utility — Power Generation	$12	$—		$12	$16	$1	B	$10
						(7	)D
Non-utility
Synfuels	67	(3	)A	64	40	—		40
Coke Batteries	11	—		11	4	—		4
On Site Energy Projects	5	—		5	3	—		3
Power Generation	(3)	—		(3)	(3)	—		(3)
Other Energy Services	(1)	—		(1)	(1)	—		(1)
Coal Services	5	—		5	3	—		3
Peptec	(1)	—		(1)	(2)	—		(2)
Biomass Energy	1	—		1	1	—		1
Energy Trading & CoEnergy Portfolio	(22)	—		(22)	57	(48	)E	9
Energy Resources Overheads/Development	(12)	—		(12)	(9)	—		(9)

Total Non-utility	50	(3)		47	93	(48)		45

	62	(3)		59	109	(54)		55

Energy Distribution
Utility — Power Distribution	43	2	B	45	28	2	B	30
Non-utility	(4)	—		(4)	(3)	—		(3)

	39	2		41	25	2		27

Energy Gas
Utility — Gas Distribution	50	1	B	51	71	1	B	72
Non-utility	9	—		9	4	—		4

	59	1		60	75	1		76

Corporate and Other
Energy Technology Investments	(1)	—		(1)	—	—		—
Other Holding Company	(10)	4	C	(6)	(12)	6	C	(6)

	(11)	4		(7)	(12)	6		(6)

Discontinued Operations
Impairment loss/Gain on sale.	—	—		—	(7)	7	F	—

	—	—		—	(7)	7		—

Net Income	$149	$4		$153	$190	$(38)		$152

Adjustments key
A) 2006 oil price option	Mark to market adjustment on 2006 oil price option
B) DTE2 project costs	Incremental DTE2 project costs
C) Tax credit driven normalization	Quarterly adjustment at DTE Energy to normalize its effective tax rate. Annual results not impacted
D) Stranded cost adjustment	Stranded costs adjustment made pursuant to November 2004 MPSC order
E) Adjustment for contract termination / modification	Terminated a long-term gas exchange agreement and modified a related transportation agreement with a pipeline company
F) Impairment loss / Discontinued operations.	Impairment charge relating to the expected loss on sale of Southern Missouri Gas Company

1

DTE ENERGY COMPANY AND SUBSIDIARY COMPANIES

Earnings Variance Analysis (Preliminary/Unaudited)

Q1 2004 Reported Earnings per Share	$1.11
Adjustment for contract termination / modification with a pipeline company	(0.28)
Impairment charge for the expected loss on sale of Southern Missouri Gas Co.	0.04
Quarterly adjustment at DTE Energy to normalize its effective tax rate	0.04
Stranded cost adjustment made pursuant to Nov. 2004 MPSC order	(0.04)
Incremental non-recurring DTE2 project costs	0.02

Q1 2004 Operating Earnings per Share	$0.89

Electric Utility
Rate Relief	0.19
Economy	(0.04)
Other Margins	(0.03)
Regulatory Deferrals	(0.05)
Merger Interest	0.06
Other	(0.03)
Gas Utility
Rate Relief	0.05
Gas Margins	(0.03)
Uncollectibles	(0.02)
Pension/Health Care	(0.03)
Tax Adjustments	(0.07)
Other	(0.03)
Non-Utility
Net Synfuel Impact	0.13
Gas Midstream	0.03
Coke Batteries	0.04
Energy Trading & CoEnergy Portfolio	(0.18)
Holding Company & Share Dilution	—

Q1 2005 Operating Earnings per Share	$0.88

Quarterly adjustment at DTE Energy to normalize its effective tax rate	(0.03)
Incremental non-recurring DTE2 project costs	(0.02)
Mark to market adjustment on 2006 oil price option	0.02
Q1 2005 Reported Earnings per Share	$0.85

DTE Energy Company
Consolidated Statement of Financial Position (UNAUDITED)

	(Unaudited)
	March 31	December 31
	2005	2004
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$60	$56
Restricted cash	74	126
Accounts receivable
Customer (less allowance for doubtful accounts of $134 and $129, respectively)	1,157	880
Accrued unbilled revenues	294	378
Other	468	383
Inventories
Fuel and gas	362	509
Materials and supplies	152	159
Assets from risk management and trading activities	423	296
Other	259	209

	3,249	2,996

Investments
Nuclear decommissioning trust funds	593	590
Other	556	558

	1,149	1,148

Property
Property, plant and equipment	18,140	18,011
Less accumulated depreciation and depletion	(7,611)	(7,520)

	10,529	10,491

Other Assets
Goodwill	2,067	2,067
Regulatory assets	2,151	2,119
Securitized regulatory assets	1,414	1,438
Notes receivable	486	529
Assets from risk management and trading activities	192	125
Prepaid pension assets	184	184
Other	190	200

	6,684	6,662

Total Assets	$21,611	$21,297

3

DTE Energy Company
Consolidated Statement of Financial Position ( UNAUDITED )

	(Unaudited)
	March 31	December 31
	2005	2004
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$863	$892
Accrued interest	116	111
Dividends payable	90	90
Accrued payroll	34	33
Income taxes	—	16
Short-term borrowings	439	403
Gas inventory equalization	278	—
Current portion long-term debt, including capital leases	347	514
Liabilities from risk management and trading activities	537	369
Other	527	581

	3,231	3,009

Other Liabilities
Deferred income taxes	1,177	1,124
Regulatory liabilities	828	817
Asset retirement obligations	930	916
Unamortized investment tax credit	140	143
Liabilities from risk management and trading activities	261	224
Liabilities from transportation and storage contracts	378	387
Accrued pension liability	289	265
Deferred gains from asset sales	386	414
Minority interest	128	132
Nuclear decommissioning	78	77
Other	688	635

	5,283	5,134

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,671	5,673
Securitization bonds	1,345	1,400
Equity-linked securities	173	178
Trust preferred-linked securities	289	289
Capital lease obligations	63	66

	7,541	7,606

Commitments and Contingencies

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized,174,175,040 and 174,209,034 shares issued and outstanding, respectively	3,309	3,323
Retained earnings	2,442	2,383
Accumulated other comprehensive loss	(195)	(158)

	5,556	5,548

Total Liabilities and Shareholders’ Equity	$21,611	$21,297

4

DTE Energy Company

Consolidated Statement of Cash Flows (UNAUDITED)

	Three Months Ended
	March 31
	2005	2004
(in Millions)
Operating Activities
Net income	$149	$190
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	208	167
Deferred income taxes	65	113
Gain on sale of interests in synfuel projects	(82)	(49)
Gain on sale of assets, net	(1)	(3)
Partners’ share of synfuel project losses	(71)	(36)
Contributions from synfuel partners	47	17
Changes in assets and liabilities, exclusive of changes shown separately	98	(119)

Net cash from operating activities	413	280

Investing Activities
Plant and equipment expenditures — utility	(172)	(161)
Plant and equipment expenditures — non-utility	(26)	(18)
Proceeds from sale of interests in synfuel projects	63	26
Proceeds from sale other assets	2	31
Restricted cash for debt redemptions	52	54
Other investments	(31)	(26)

Net cash used for investing activities	(112)	(94)

Financing Activities
Issuance of long-term debt	395	—
Redemption of long-term debt	(628)	(232)
Short-term borrowings, net	36	134
Issuance of common stock	—	11
Repurchase of common stock	(9)	—
Dividends on common stock	(90)	(87)
Other	(1)	(2)

Net cash used for financing activities	(297)	(176)

Net Increase (Decrease) in Cash and Cash Equivalents	4	10
Cash and Cash Equivalents at Beginning of Period	56	54

Cash and Cash Equivalents at End of Period	$60	$64

The Detroit Edison Company
Consolidated Statement of Operations (unaudited)

	Three Months ended
	March 31
(in Millions)	2005	2004
Operating Revenues	$990	$886

Operating Expenses
Fuel and purchased power	301	216
Operation and maintenance	321	343
Depreciation and amortization	150	114
Taxes other than income	69	68

	841	741

Operating Income	149	145

Other (Income) and Deductions
Interest expense	64	72
Interest income	(1)	—
Other income	(12)	(15)
Other expense	18	22

	69	79

Income Before Income Taxes	80	66

Income Tax Provision	25	22

Reported Earnings	55	44

Unusual Items
Stranded Cost adjustment	—	(7)
DTE2 Capitalized costs	2	3

Operating Earnings	$57	$40

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q

Michigan Consolidated Gas Company
Consolidated Statement of Operations (unaudited)

	Three Months Ended
	March 31
(in Millions)	2005	2004
Operating Revenues	$862	$715

Operating Expenses
Cost of gas	627	488
Operation and maintenance	113	97
Depreciation, depletion and amortization	27	27
Taxes other than income	12	12
Asset gains and losses, net Taxes other than income	—	(2)

	779	622

Operating Income	83	93

Other (Income) and Deductions
Interest expense	14	14
Interest income	(2)	(2)
Other, net	—	1

	12	13

Income Before Income Taxes	71	80

Income Tax Provision	19	10

Reported Earnings	52	70

DTE2 Capitalized Costs	1	1

Operating Earnings	$53	$71

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to Consolidated Financial Statements appearing in the Annual Report to Shareholders, Form 10K and Form 10Q

DTE Energy Debt/Equity Calculation

As of March 31, 2005
($ millions)

short-term borrowings	439
current portion LTD + cap leases	347
long-term debt	5,671
securitization bonds	1,345
capital leases	63
less MichCon short-term debt	—
less securitization debt, including current portion	(1,446
Total debt	6,419

Trust preferred	289
Mandatory convertible	173
Total preferred/ other	462

Equity	5,556

Total capitalization	12,437

Debt	51.6
Preferred stock	3.7
Common shareholders’ equity	44.7

Total	100.0

Sales Analysis — Q1 2005

Electric Sales — Detroit Edison Service Area (GWh)

	Q1 2005	Q1 2004	% Change
Residential	4,051	4,068	0%
Commercial	3,365	3,491	-4%
Industrial	2,896	2,754	5%
Other	666	666	0%

	10,978	10,979	0%
Interconnection	1,719	1,630	5%
Choice*	1,914	2,142	-11%

TOTAL SALES	14,611	14,751	-1%

* Includes Dearborn Industrial Group sales

Electric Revenue — Detroit Edison Service Area ($000s)

	Q1 2005	Q1 2004	% Change
Residential	361,539	360,250	0%
Commercial	286,344	290,216	-1%
Industrial	154,662	133,413	16%
Other	30,118	29,181	3%

	832,663	813,060	2%
Interconnection	79,273	61,704	28%
Choice*	37,269	27,557	35%	**

TOTAL REVENUES	949,205	902,321	5%

* Distribution charge includes Dearborn Industrial Group revenues

** Reflects impact of interim rate order eliminating Choice
     transition credit & implementing transition charges

Gas Sales — MichCon Service Area (Mcf)

	Q1 2005	Q1 2004	% Change
Residential	61,048,508	60,701,689	1%
Commercial	20,370,715	20,315,556	0%
Industrial	542,713	1,761,162	-69%
	81,961,936	82,778,407	-1%

End User
Transportation*	49,593,455	49,878,340	-1%

TOTAL SALES	131,555,391	132,656,747	-1%

* Includes choice customers

Gas Revenue — MichCon Service Area ($000s)

	Q1 2005	Q1 2004	% Change
Residential	538,989,519	437,059,933	23%	*
Commercial	182,707,023	149,147,387	23%
Industrial	4,819,665	12,696,249	-62%

	726,516,207	598,903,569	21%

End User
Transportation**	45,422,133	42,316,720	7%

TOTAL REVENUES	771,938,340	641,220,289	20%

* Reflects impact of interim rate relief and a higher gas cost recovery factor
** Includes choice customers

Weather

Cooling Degree Days
 Detroit Edison service territory

	Q1 2005	Q1 2004	% Change
Actuals	0	0	n/m
Normal	0	0

Deviation from normal	n/m	n/m

n/m: not meaningful

Heating Degree Days
MichCon service territory

	Q1 2005	Q1 2004	% Change
Actuals	3,388	3,358	1%
Normal*	3,385	3,220

Deviation from normal	0%	4%

* 2005 data based on 30-year average, 2004 data based on 10-year average